July 31, 2013

Supplement

SUPPLEMENT DATED JULY 31, 2013 TO THE PROSPECTUSES OF

Morgan Stanley European Equity Fund Inc., dated February 28, 2013
Morgan Stanley Global Fixed Income Opportunities Fund, dated February 28, 2013
Morgan Stanley Mortgage Securities Trust, dated February 28, 2013

The section of the Prospectus entitled "Shareholder Information—How to Buy Shares—Order Processing Fees" is hereby deleted and replaced with the following:

Your Morgan Stanley Financial Advisor or other authorized financial intermediary may charge transaction-based or other fees in connection with the purchase or sale of the Fund's shares. Please consult your Morgan Stanley Financial Advisor or other authorized financial intermediary for more information regarding any such fees.

The section of the Prospectus entitled "Shareholder Information—How to Sell Shares—Order Processing Fees" is hereby deleted and replaced with the following:

Your Morgan Stanley Financial Advisor or other authorized financial intermediary may charge transaction-based or other fees in connection with the purchase or sale of the Fund's shares. Please consult your Morgan Stanley Financial Advisor or other authorized financial intermediary for more information regarding any such fees.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

EUGSPT5-0713